As filed with the Securities and Exchange Commission on: April 3, 1997

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                 AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  ------------

       Date of Report (Date of earliest event reported): February 14, 1997

                     PROFESSIONAL BENEFITS INSURANCE COMPANY
        (Exact name of small business issuer as specified in its charter)

        TEXAS                          0-22344                  74-2072535
 (State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)            File Number)            Identification No.)

10835 ROCKLEY, HOUSTON, TEXAS               77099             (281) 561-9919
(Address of Principal Executive Offices)  (Zip Code)     (Registrant's telephone
                                                          number, including area
                                                                  code)

                                Page 1 of 3 Pages

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)   Previous independent accountants.

            (i) On February 14, 1997, Professional Benefits Insurance Company (the "Company") dismissed Baird, Kurtz & Dobson as its independent accountants effective February 14, 1997.

            (ii) There were no adverse opinions, disclaimer of opinions, or modification of opinions as to uncertainty, audit scopes or accounting principles issued by such accountant for the two most recent fiscal years or any later interim period.

            (iii) The Company's board of directors approved the decision to change independent accountants.

            (iv) During the two most recent fiscal years or any later interim period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

            (v) During the two most recent fiscal years or any later interim period, there have been none of the kinds of events described in Regulation S-B, Item 304(a)(1)(iv)(B).

            (vi) The Company has requested that Baird, Kurtz & Dobson furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A.

      (b)   New independent accountants.

            (i) On February 17, 1997, the Company engaged Causon & Westhoff as its new independent accountants for the fiscal year ended December 31, 1996.

            (ii) During the two most recent fiscal years or any later interim period, the Company did not engage or consult with Causon & Westhoff regarding the matters described in Regulation S-B,
                  Item 304(a)(2), but did discuss with Causon & Westhoff its engagement fees and standard engagement terms for serving as the Company's auditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      The following materials are filed as exhibits to this Current Report on Form 8-K/A:

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
  16              Letter from Baird, Kurtz & Dobson

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROFESSIONAL BENEFITS
                                           INSURANCE COMPANY

                                           By: /s/ JERRY O. RAY
                                                   Jerry O. Ray
                                                   President

Dated: April 3, 1997